                                                               January 10, 2002

TO THE SHAREHOLDER:

The Fund ended the quarter December 31, 2001 with a Net Asset Value of $20.32 per share. This represents a 3.0% decrease from $20.95 per share at the end of the March 31, 2001 Fiscal Year and a 0.5% increase from $20.22 per share at December 31, 2000. On December 31, 2001 the Fund's closing stock price on the New York Stock Exchange was $19.07 per share, representing a 6.2% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 16 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                       10 Years        5 Years       2 Years         1 Year        Quarter
                                      to 12/31/01    to 12/31/01   to 12/31/01    to 12/31/01    to 12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                       7.61%          6.62%          8.46%          7.82%          1.14%
Average of 16 Other
  Closed-End Bond Funds (2)              7.45%          6.38%          7.76%          7.86%          1.00%
Salomon Bros. Bond Index (3)             8.07%          7.61%         11.64%         10.42%          0.87%


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Federal Reserve Bank has now lowered the Federal Funds rate eleven separate times since January 3, 2001, reducing the rate from 6.50% to 1.75%. The two most recent cuts have continued the policy actions designed to stimulate the economy from weakness caused by the attacks of September 11th. Recent economic data releases have shown indications of possible recovery from the recession that officially began in March 2001. The rate of job losses has slowed and retail sales over the holiday season were better than dire forecasts.

The effect of these factors on interest rates has varied across the yield curve. Six-month Treasury Bill yields have fallen from 5.70% at year-end 2000 to 1.79% at the end of 2001. Ten-year Treasury note yields have declined slightly from 5.11% to 5.05% for the same period, having reached a low yield of 4.18% on November 7th. Benchmark thirty-year Treasury bond yields began and ended 2001 with a yield of 5.46%, having reached their low of 4.79% on that same date. The shorter dated maturities are more sensitive to the aggressive Federal Reserve actions while the longer issues perhaps reflect some apprehension concerning the impact of the fiscal policy initiatives. The Fund is more directly impacted by the movement of long-term interest rates, and the total return for the year-to-date period reflects the minimal change in yields in that maturity range.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


-----------------------------------------------------------------------------------------------------------------------------------
                                      Percent of Total Investment (Standard & Poor's Ratings)
-----------------------------------------------------------------------------------------------------------------------------------
                                              U.S. Treasuries,
                                                Agencies &                                           B and     Not
  Period Ended                                  AAA Rated        AA      A        BBB       BB       Lower     Rated
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2001                                 15.9%          3.0%    24.3%    54.2%     2.4%      0.0%      0.2%
March 31, 2001                                    14.8%          2.0%    33.1%    45.9%     3.9%      0.0%      0.3%
March 31, 2000                                    16.8%          3.5%    29.8%    44.6%     5.0%      0.0%      0.3%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The increase in BBB holdings is primarily due to Standard & Poors downgrading of Ford, General Motors and Chrysler debt from the A category in the aftermath of the September attacks.

On December 13, 2001 the Fund's Board of Directors declared a dividend payment of $0.35 per share payable January 29, 2002 to shareholders of record on December 28, 2001.

The reduction of the dividend from the previous rate of $0.3625 per share is primarily attributable to the sale subsequent to September 11th of $2 million par value of American Airlines bonds that were among the highest yielding holdings in the portfolio. The Fund also had a $500,000 par value holding in Enron Corp. bonds that adversely impacted returns and income and was subsequently sold.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.



                                         Sincerely,



                                         /s/ John H. Donaldson
                                         ---------------------------------------
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF INVESTMENTS (Unaudited)                           December 31, 2001


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (96.80%)

ELECTRIC UTILITIES (10.26%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................     Ba1/BB+         $  500         $   485,873     $   441,110
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,671,839       1,860,487
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,481,799       1,835,516
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         476,952
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ...............     Baa2/A+          1,000           1,025,924       1,047,071
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,236         529,049
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,565         489,490
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................    Baa3/BBB          1,000           1,090,000         976,284
                                                                                                        -----------     -----------
                                                                                                          7,254,236       7,655,959
                                                                                                        -----------     -----------
FINANCIAL (18.71%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,068,930       1,072,218
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................     A2/BBB+            500             497,470         504,930
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27           Aa2/A           2,000           2,011,524       2,071,098
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             992,785         964,737
FBS Capital I, Capital Securities, 8.09%, 11/15/26 .................     A2/BBB+          2,000           1,994,038       2,025,052
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A              500             505,668         497,176
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      --/A-           2,500           2,567,824       2,623,987
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,029         920,308
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB          1,500           1,594,490       1,706,907
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB            500             484,014         466,415
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,011,529       1,112,706
                                                                                                        -----------     -----------
                                                                                                         13,727,301      13,965,534
                                                                                                        -----------     -----------
INDUSTRIAL & MISCELLANEOUS (36.89%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa3/BBB-         2,000           1,999,793       2,080,666
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             524,206         543,733
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................    Baa2/BBB            500             505,002         499,353
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             431,726         466,533
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 .....................     A3/BBB+          1,500           1,503,484       1,408,410
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................    Baa3/BBB-         1,000           1,053,569       1,019,196
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................     Baa1/A-          2,000           2,144,746       2,331,148
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,221,996       1,229,209
Meritor Automotive Inc., 6.80%, 02/15/09 ...........................    Baa3/BBB-           500             471,643         462,261
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ......    Baa3/BBB-         2,050           2,138,277       2,238,293
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-         1,400           1,298,773       1,276,268
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............    Baa2/BBB+         2,000           1,991,389       1,765,016
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,344       2,162,978
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+         3,000           3,148,997       3,606,234
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,711         495,450
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ...............     Ba1/BB             500             499,172         502,500
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa2/BBB            303             319,209         335,151
Tyco Int'l. Group SA, 6.875%, 01/15/29 .............................     Baa1/A             750             654,147         719,500
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,490,934       1,693,844
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A            2,539           2,644,644       2,698,632
                                                                                                        -----------     -----------
                                                                                                         26,517,762      27,534,375
                                                                                                        -----------     -----------
TELEPHONE & COMMUNICATIONS (8.57%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa2/BBB          1,000           1,084,505       1,132,630
Qwest Capital Funding, Gtd., 7.90%, 08/15/10 .......................    Baa1/BBB+           500             499,017         508,669
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 .............    Baa1/BBB+         1,000             992,505         919,031
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ...............    Baa2/BBB+         2,000           1,995,835       2,112,552
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-             250             246,233         276,096
Vodafone Group PLC, Notes, 7.75%, 02/15/10, 144A ...................      A2/A              500             475,345         547,000
Worldcom, Inc., Sr. Notes, 6.95%, 08/15/28 .........................     A3/BBB+          1,000             991,932         903,607
                                                                                                        -----------     -----------
                                                                                                          6,285,372       6,399,585
                                                                                                        -----------     -----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)--continued                December 31, 2001


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TRANSPORTATION (7.80%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+       $    1,000       $ 1,000,000     $ 1,337,010
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................     A3/BBB+            1,000         1,117,790       1,093,407
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................     A3/BBB+            1,500         2,079,282       1,612,260
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A2/BBB+            1,000         1,009,978       1,004,102
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+            1,000           874,655         777,386
                                                                                                        -----------     -----------
                                                                                                          6,081,705       5,824,165
                                                                                                        -----------     -----------

MORTGAGE BACKED SECURITIES (2.11%)
FNMA Pool # 313411, 7.00%, 03/01/04 ................................      NR/NR               320           320,978         329,557
GNMA Pool # 780374, 7.50%, 12/15/23 ................................      NR/NR               303           300,340         316,378
GNMA Pool # 417239, 7.00%, 02/15/26 ................................      NR/NR               904           914,604         926,892
                                                                                                        -----------     -----------
                                                                                                          1,535,922       1,572,827
                                                                                                        -----------     -----------

TAXABLE MUNICIPAL BONDS (0.69%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12* ...............     Aaa/AAA              500           514,471         517,435
                                                                                                        -----------     -----------

U.S. GOVERNMENT & AGENCIES (11.77%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,794,926       1,956,062
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,038,637       4,850,473
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,014,332       1,276,562
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           728,854         704,107
                                                                                                        -----------     -----------
                                                                                                          7,576,749       8,787,204
                                                                                                        -----------     -----------

TOTAL LONG TERM DEBT SECURITIES ....................................                                     69,493,518      72,257,084
                                                                                                        -----------     -----------
                                                                                         Shares
INVESTMENT COMPANIES (2.91%)                                                             ------
High Yield Plus Fund ...............................................                       33,333           223,876         156,665
HSBC Investor U.S. Government Money Market Fund - Class D ..........                    2,017,886         2,017,886       2,017,886
                                                                                                        -----------     -----------
                                                                                                          2,241,762       2,174,551
                                                                                                        -----------     -----------

TOTAL INVESTMENTS (99.71%) .........................................                                    $71,735,280+     74,431,635
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (0.29%) ...............................                                                        216,463
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $74,648,098
                                                                                                                        ===========

* The bond's principal and interest payments are insured by MBIA, Inc., the parent company of 1838 Investment Advisors, LLC (See Note 4).

+ The cost for federal income tax purposes was $71,639,278. At December 31, 2001, net unrealized appreciation was $2,792,357. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,201,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $1,409,153.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 4.25% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

    The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2001

Assets:
   Investment in securities at value (amortized cost $71,735,280)
     (Note 1).....................................................  $74,431,635
   Interest receivable ...........................................    1,587,274
   Dividends receivable ..........................................        1,750
   Other assets ..................................................        2,987
                                                                    -----------
    TOTAL ASSETS .................................................   76,023,646
                                                                    -----------
Liabilities:
   Dividends payable .............................................    1,285,640
   Due to Advisor ................................................       35,104
   Accrued expenses payable ......................................       54,804
                                                                    -----------
    TOTAL LIABILITIES ............................................    1,375,548
                                                                    -----------
Net assets: (equivalent to $20.32 per share based on 3,673,258 shares of capital stock outstanding)............................  $74,648,098
                                                                    ===========
NET ASSETS consisted of:
   Par value .....................................................  $ 3,673,258
   Capital paid-in ...............................................   72,405,142
   Dividends paid in excess of net investment income .............   (1,340,925)
   Accumulated net realized loss on investments ..................   (2,785,732)
   Net unrealized appreciation on investments ....................    2,696,355
                                                                    -----------
                                                                    $74,648,098
                                                                    ===========

STATEMENT OF OPERATIONS (Unaudited)
For the nine months ended December 31, 2001

Investment Income:
   Interest.........................................                $ 4,381,654
   Dividends........................................                     19,083
                                                                    -----------
    Total Investment Income ........................                  4,400,737
                                                                    -----------
Expenses:
   Investment advisory fees (Note 4)................    $  324,230
   Transfer agent fees..............................        33,162
   NYSE fee.........................................        18,750
   Directors' fees..................................        21,824
   Audit fees.......................................        17,665
   State and local taxes............................        16,275
   Legal fees and expenses..........................        15,319
   Reports to shareholders..........................        22,484
   Custodian fees...................................         5,646
   Miscellaneous....................................        20,047
                                                        ----------
    Total Expenses .................................                    495,402
                                                                    -----------
     Net Investment Income .........................                  3,905,335
                                                                    -----------
Realized and unrealized gain (loss) on investments
  (Note 1):
   Net realized loss from security transactions.....                 (1,134,143)
                                                                    -----------
   Unrealized appreciation of investments:
    Beginning of period ............................     2,508,664
    End of period ..................................     2,696,355
                                                        ----------
     Change in unrealized appreciation of
       investments..................................                    187,691
                                                                    -----------
     Net realized and unrealized loss of
       investments..................................                   (946,452)
                                                                    -----------
Net increase in net assets resulting from
  operations........................................                $ 2,958,883
                                                                    ===========


    The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Nine months
                                                    ended
                                              December 31, 2001     Year ended
                                                 (Unaudited)      March 31, 2001
                                              -----------------   --------------
Increase (decrease) in net assets:

Operations:
   Net investment income..................       $ 3,905,335        $ 5,329,145
   Net realized loss from security
    transactions (Note 2) ................        (1,134,143)          (975,041)
   Change in unrealized appreciation of
    investments ..........................           187,691          3,049,379
                                                 -----------        -----------
    Net increase in net assets resulting
     from operations .....................         2,958,883          7,403,483
                                                 -----------        -----------
Distributions:
   Dividends to shareholders from net
    investment income ....................        (3,939,383)        (5,326,224)
   Dividends to shareholders in excess of
    net investment income ................        (1,340,925)                --
                                                 -----------        -----------
    Total dividends to shareholders ......        (5,280,308)        (5,326,224)
                                                 -----------        -----------

   Increase (decrease) net assets.........        (2,321,425)         2,077,259

Net Assets:
   Beginning of period....................        76,969,523         74,892,264
                                                 -----------        -----------
   End of period (including undistributed
    net investment income of $0 and
    $34,048, respectively) ...............       $74,648,098        $76,969,523
                                                 ===========        ===========



    The accompanying notes are an integral part of these financial statements.



================================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
                             (Unaudited Information)

================================================================================

FINANCIAL HIGHLIGHTS


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                              Nine months
                                                                 ended                          Year Ended March 31,
                                                           December 31, 2001    ---------------------------------------------------
                                                              (Unaudited)        2001        2000        1999      1998       1997
                                                           -----------------    -------   ---------    -------    -------   -------
Per Share Operating Performance
Net asset value, beginning of period ...................        $ 20.95         $ 20.39   $   22.20    $ 22.70    $ 20.61   $ 21.15
                                                                -------         -------   ---------    -------    -------   -------
 Net investment income .................................           1.06(1)         1.45        1.47       1.52       1.51      1.51
 Net realized and unrealized gain (loss) on investments           (0.25)(1)        0.56       (1.81)     (0.41)      2.11     (0.49)
                                                                -------         -------   ---------    -------    -------   -------
Total from investment operations .......................           0.81            2.01       (0.34)      1.11       3.62      1.02
                                                                -------         -------   ---------    -------    -------   -------
Less distributions
 Dividends from net investment income ..................          (1.07)          (1.45)      (1.47)     (1.48)     (1.51)    (1.51)
 Dividends in excess of net investment income ..........          (0.37)           0.00        0.00       0.00      (0.02)    (0.02)
 Distributions from net realized gain ..................           0.00            0.00        0.00      (0.13)      0.00      0.00
 Distributions from tax return of capital ..............           0.00            0.00        0.00       0.00       0.00     (0.03)
                                                                -------         -------   ---------    -------    -------   -------
Total distributions ....................................          (1.44)          (1.45)      (1.47)     (1.61)     (1.53)    (1.56)
                                                                -------         -------   ---------    -------    -------   -------

Net asset value, end of period .........................        $ 20.32         $ 20.95   $   20.39    $ 22.20    $ 22.70   $ 20.61
                                                                =======         =======   =========    =======    =======   =======

Per share market price, end of period ..................        $ 19.07         $ 19.27   $   16.88    $ 20.69    $ 20.81   $ 19.75
                                                                =======         =======   =========    =======    =======   =======
Total Investment Return
 Based on market value .................................          6.55%          23.91%    (11.67)%      7.28%     13.11%     0.28%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...................        $74,648         $76,970   $  74,892    $81,559    $83,380   $75,721
 Ratio of expenses to average net assets ...............          0.86%*          0.91%       0.88%      0.77%      0.85%     0.87%
 Ratio of net investment income to
   average net assets(2)................................          6.81%*          7.20%       7.09%      6.70%      6.89%     7.27%
 Portfolio turnover rate ...............................          9.31%          12.39%      10.21%     17.89%     18.88%    32.83%
Number of shares outstanding at the end of the period
   (in 000's) ..........................................          3,673           3,673       3,673      3,673      3,673     3,673


  * Annualized

(1) On April 1, 2001 net investment income per share was increased by $0.016 and net realized and unrealized gain (loss) on investments per share was decreased by $0.016 due to the cumulative effect of the required amortization of market premium and accretion of market discount
    (See Note 1).

(2) The ratio of net investment income to average net assets for the period ended December 31, 2001 would have been 6.82% without the required amortization of market premium and accretion of market discount
    (See Note 1).


    The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At December 31, 2001, there were no securities valued by the Board of Directors.

     At December 31, 2001, the Fund had invested 36.89% of its net assets in long-term debt obligations of issuers in the industrial and miscellaneous group. Within that group nine different industry sectors were represented with the largest sector being the oil and gas related industry making up 10.22% of net assets. The ability of these issuers to meet their debt obligations may be affected by economic developments within their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2001, the Fund had a tax basis capital loss carryover of approximately $159,409 and $1,389,195 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008 and 2009, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the Fund elected to defer losses occurring between November 1, 2000 and March 31, 2001 in the amount of $102,985.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing premium and accreting discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the current fiscal year based upon the original acquisition date of the securities. The gross amount of premium and discount calculated was $606,379 and $665,858, respectively, which resulted in a net increase of the amortized cost of securities of $59,479. During the nine-month period ended December 31, 2001 net investment income decreased $64,703 and net realized and unrealized gain (loss) increased $64,703 due to a net amortization of market premium.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the nine months ended December 31, 2001:
                                                                   Proceeds
                                                    Cost of       from Sales
                                                   Purchases    or Maturities
                                                   ----------   -------------
          U.S. Government Securities               $  729,117     $  349,078
          Other Investment Securities               6,142,505      6,914,987



Note 3 -- Capital Stock -- At December 31, 2001, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 2001, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                     Contact Your Transfer Agent, Equiserve,
     P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

================================================================================

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



                                D I R E C T O R S
                             ----------------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE


                                O F F I C E R S
                             ----------------------
                               JOHN H. DONALDSON
                                   President
                               ANNA M. BENCROWSKY
                                 Vice President
                                 and Secretary
                               CLIFFORD D. CORSO
                                 Vice President


                       I N V E S T M E N T  A D V I S O R                                  1 8 3 8
                             ----------------------
                         1838 INVESTMENT ADVISORS, LLC                          BOND--DEBENTURE TRADING FUND
                          2701 RENAISSANCE BOULEVARD
                                 FOURTH FLOOR                                       --------------------
                           KING OF PRUSSIA, PA 19406
                                                                                 2701 RENAISSANCE BOULEVARD

                               C U S T O D I A N                                         FOURTH FLOOR
                             ----------------------
                                 HSBC BANK USA                                    KING OF PRUSSIA, PA 19406
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                                                                       [GRAPHIC OMITTED]
                           T R A N S F E R  A G E N T
                             ----------------------                                    Quarterly Report
                                   EQUISERVE
                                 P.O. BOX 2500                                         December 31, 2001
                           JERSEY CITY, NJ 07303-2500


                                 C O U N S E L
                             ----------------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103


                                 A U D I T O R S
                             ----------------------
                           PRICEWATERHOUSECOOPERS LLP
                        TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103
